EXHIBIT 10.51

         (Security Agreement Between InnoVet, Inc. and
            Oakes, Fitzwilliams dated March 17, 1997)

                       SECURITY AGREEMENT

     Agreement made March 17, 1997, between InnoVet, Inc., with its business address of 14255 U. S. Hwy. 1, Suite 206, City of Juno Beach, State of Florida, County of Palm Beach, State of Florida, herein referred to as "Pledgor", and Oakes, Fitzwilliams & Co. Limited, Byron House, of 7-9 St. James's Street, London SW1A 1EE, England, herein referred to as "Pledgee".

                           SECTION ONE

                   GRANT OF SECURITY INTEREST

     Pledgor, for valuable consideration, receipt of which is acknowledged, hereby grants to Pledgee, the first lien on and security interest in all:

     a. Patents, patent applications, patent disclosures and all related continuations in part, divisionals, reissues, re-examinations, utilities, model certificates of invention and design, patents, patent applications, registrations and applications for registration, as shown in Exhibit A attached hereto and incorporated by reference;

     b. An assignment of its rights under the agreement between InnoVet, Inc. and Quest Chemical Corporation dated October 23, 1989, the letter agreement dated October 5, 1989 and all amendments to the October 23, 1989 agreement, as described in Exhibit B attached hereto and incorporated by reference; and
     c. An assignment of its rights under the agreement between InnoVet, Inc. and Applied Immune Sciences, Inc., dated September 3, 1993, as amended on January 4, 1994 and July 12, 1994 relating to monoclonal antibodies useful for the differentiation by sex of sperm cells, as shown in Exhibit C attached hereto and incorporated by reference.

                           SECTION TWO

                       OBLIGATION SECURED

     The security interest granted hereby secures payment of the note and all liabilities and agreements of the Pledgor to the Pledgee whether now existing or hereafter arising, under and pursuant to the note. The Pledgor shall hold the collateral.

                          SECTION THREE
                 REPRESENTATIONS AND WARRANTIES

     Pledgor hereby represents and warrants that it owns the assets described in Section One and such assets are not subject to any lien, pledge, charge, encumbrance, security interest, or a right or auction on the part of any third person to purchase or acquire such shares or any part thereof.

                          SECTION FOUR

                        PLEDGEES' RIGHTS

     Pledgee shall have, with respect to the shares, the rights and obligations of a secured party under Article 9, Florida Uniform
Commercial Code.

                          SECTION FIVE

                             WAIVER

     Pledgor waives demand, notice, protest, and all demands and notices of any action taken by Pledgee under this agreement or in connection with any of the collateral, except as otherwise required by this security agreement, and Pledgor consents to any indulgence granted by Pledgee to others, and to any substitution for, exchange of, addition to, or release of the collateral, in whole or in part, or release of any party liable on the collateral. Pledgor releases Pledgee from any and all claims for depreciation, loss, or damage caused by any act or omission (except willful misconduct) on the part of Pledgee, its agents and employees, including, without limitation, failure to exercise, or delay in exercising, any right, privilege, or option, to present for payment, to protest, to sue on, to collect or realize on any of the collateral or any moneys due or to become due thereon.

                           SECTION SIX

                             DEFAULT

     Pledgor will be in default on the happening of any of the following events or conditions:

     a. Failure to make payment when due or failure to perform any of the agreements or provisions contained or referred to, in this security agreement, in any other agreement executed with reference to this security agreement, or in any instrument evidencing any of Pledgor's obligations to Pledgee.

     b. Discovery of falsity in any material respect when made or furnished of any warranty, representation, or statement contained in this agreement or made or furnished to Pledgee by or on behalf of Pledgor in connection with this agreement or to induce Pledgee to extend credit to Pledgor.

     c. Filing of suit in connection with any levy, seizure, or attachment of or on the collateral.
     d. At any time, in the opinion of Pledgee, the financial condition of Pledgor becomes impaired or the collateral becomes insufficient or unsafe.

     e. Pledgor's dissolution, or other termination of existence, merger or consolidation with another, insolvency, forfeiture of right to do business, business failure, appointment of a receiver of any part of its property; the calling of any meetings of or the assignment for the benefit of creditors by Pledgor, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Pledgor or any guarantor or surety for Pledgor.

     f. Default by any guarantor, surety, or indorser for Pledgor with respect to any obligation or liability to Pledgee.

                          SECTION SEVEN

                            REMEDIES

     a. On the occurrence of any event of default, and at any time thereafter, Pledgee may, without notice to debtor, declare all or any of the obligations secured by this agreement immediately due and payable and will have, in addition to all other rights and remedies, the rights and remedies of a secured party under Article 9 of the Florida Uniform Commercial Code, including but not limited to the right to sell of otherwise dispose of any or all of the collateral.

     b. No act, delay, omission or course of dealing between debtor and secured party will be a waiver of any of Pledgee's rights or remedies under this security agreement, and no waiver, change, modification or discharge in whole or in part of this security agreement or of any obligation secured by this security agreement will be effective unless in writing signed by Pledgee.
A waiver by Pledgee of any rights or remedies under the terms of this security agreement or with respect to any obligation secured by this agreement on any occasion will not be a bar to the exercise of any right or remedy on any subsequent occasion. All rights and remedies of Pledgees under this agreement are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other.

                          SECTION EIGHT

                           TERMINATION

     Upon payment in full of the secured promissory note, Pledgee shall release its security interests.

                          SECTION NINE

                     RENEWALS OR EXTENSIONS

     No renewal or extensions of the note, and no delay in the enforcement or exercise of the rights granted the Pledgee under this agreement shall constitute a waiver or affect the rights of the Pledgee with respect to the shares of stock or any part thereof.

                           SECTION TEN

                             NOTICES

     All notices or other communications by either party to this agreement must be in writing and either mailed by registered or certified mail, postage prepaid, or hand delivered to the following addresses during regular business hours:

     Pledgor:
               ------------------------------
     Pledgee:
               ------------------------------

                         SECTION ELEVEN

                    AMENDMENT OR MODIFICATION

     This agreement may not be amended or modified except in writing, duly executed and signed by the parties.

                         SECTION TWELVE

                      ADDITIONAL DOCUMENTS

     Pledgor stipulates that it will execute and deliver to Pledgee any and all additional documents which may be necessary to perfect the security interest given to pledgee under this agreement.

                        SECTION THIRTEEN
                         BINDING EFFECT

     This agreement shall be binding upon the parties hereto and their representatives, heirs, successors, and assigns.

                        SECTION FOURTEEN

              GOVERNING LAW; VENUE; ATTORNEYS FEES

     This agreement shall be governed by Florida law. Venue for any lawsuits arising out of or related to this agreement or the breach thereof shall be Palm Beach County, Florida. The prevailing party in any such lawsuit shall be entitled to reasonable attorneys fees and costs.
     IN WITNESS WHEREOF, Pledgor and Pledgee have executed this agreement at Juno Beach, Florida, the day and year shown in the first paragraph.

                         INNOVET, INC., Pledgor
                         By:  /S/  Scott P. Cielewich
                              --------------------------------
                         Printed Name:  Scott P. Cielewich
                         Title:         EVP & CFO


                         OAKES, FITZWILLIAMS & CO. LIMITED,
                         Pledgee

                         By:  /S/  James H. Gellert
                              -------------------------------
                         Printed Name:  James H. Gellert
                         Title:    As Agent-V.P. Oakes,
                                   Fitzwilliams & Co., L.P.